UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

DISC MEDICINE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39438	85-1612845
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

321 Arsenal Street Suite 101
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617 674-9274

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IRON	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 25, 2026, Disc Medicine, Inc. (the “Company”) entered into a First Amendment to Loan Agreement (the “Amendment”) to the Loan and Security Agreement dated as of November 6, 2024 (as amended, the “Loan Agreement”) among the Company, the lender party thereto and Hercules Capital, Inc., as administrative agent and collateral agent (“Hercules”) for the purpose of extending the periods during which future Advances (as defined in the Loan Agreement) may be drawn down. Pursuant to the Amendment, (a) the Company agreed to draw down $30,000,000 of the Tranche 1-B Advance (as defined in the Loan Agreement), (b) the existing $50,000,000 Tranche 1-C Advance (as defined in the Loan Agreement) was divided into a $25,000,000 loan available at the Company’s option through March 31, 2027 and a $25,000,000 Tranche 1-D Advance that is available to the Company through April 30, 2027, and (c) the periods for drawing down the Tranche 2 Advance and Tranche 3 Advance were extended to December 15, 2027 and June 30, 2028, respectively, as set forth in the Amendment. Additionally, the Company and Hercules agreed to amend the minimum cash covenant terms to provide for an initial testing date of July 1, 2028, as well as certain other modifications set forth in the Amendment.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISC MEDICINE, INC.

Date:	June 30, 2026	By:	/s/ John Quisel, J.D., Ph.D
Name: John Quisel, J.D., Ph.D. Title: President and Chief Executive Officer